UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 12, 2021

BUNKER HILL MINING CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-150028	32-0196442
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

82 Richmond Street East, Toronto, Ontario Canada	M5C 1P1
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 416-477-7771

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each Exchange on which Registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a) Resignation of Officer

Bunker Hill Mining Corp. (the “Company”) has accepted Wayne Parsons resignation from his position as Chief Financial Officer & Corporate Secretary, effective immediately. Mr. Parson’s resignation was not a result of any disagreements with the Company. Mr. Parson will remain a member of its Board of Directors as Non-Executive Director.

(b)(c) Election of Officer and Director

Effective as of January 12, 2021, the Board appointed David Wiens (age 41), to the roles of Chief Financial Officer & Corporate Secretary of the Company. Mr. Weins will perform the services and duties that are normally and customarily associated with the Chief Financial Officer & Corporate Secretary position, as well as other duties as the Board reasonably determines.

Mr. Wiens is an experienced mining executive with over 17 years’ experience in corporate finance, financial planning & analysis (“FP&A”),, treasury and investor relations. Mr. Wiens spent the last eight years with Americas-focused precious metals companies, including over six years at SSR Mining Inc. where he was part of a team that transformed the company from a single asset silver producer with limited mine life to a diversified long-life precious metals company, while meeting production and cost guidance seven years in a row. As Director, Corporate Finance, he led a number of functions including corporate finance, FP&A, treasury, investor relations, concentrate marketing and gold dore sales. SSR Mining Inc. completed a $5 billion merger with Alacer Gold Corp. in September 2020. Most recently, Mr. Wiens was the Vice President, Corporate Finance & Treasury at Great Panther Mining Limited where he delivered several non-dilutive financings and led a team responsible for corporate development, corporate finance, FP&A, treasury, concentrate marketing, and gold dore sales. Prior to his corporate roles, he was an investment banker at a number of financial institutions, including Deutsche Bank AG in London, United Kingdom. Mr. Wiens earned his Bachelor of Commerce with a Finance specialization at the University of British Columbia in Canada, is a CFA® Charterholder, and is completing the CPA designation.

ITEM 9.01(b) Exhibits

Exhibit	Description

99	Press Release dated January 12, 2021 Bunker Hill Appoints David Wiens as Chief Financial Officer & Corporate Secretary.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUNKER HILL MINING CORP.

/s/ Sam Ash
Sam Ash
CEO

Date: January 21, 2021